SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 13, 2012



                                 BIOCUREX, INC.
                       ----------------------------------
                 (Name of Small Business Issuer in its charter)

     Texas                              0-26947                  75-2742601
----------------------------     ------------------         ------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                           Identification No.)


                           7080 River Road, Suite 215
                   Richmond, British Columbia , Canada V6X 1X5
                ------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (866) 884-8669




                                       N/A
                   ------------------------------------------
          (Former name or former address if changed since last report)




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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

     On June 13, 2012, Mr. Trent Davis, President of Paulson Investment Company, Inc. ("PIC"), resigned as a director of the Company. Mr. Davis' resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Instead, given the possibility of strategic transactions between PIC and the Company, Mr. Davis determined that it was in the best interests of PIC for him to resign as a Company director in order to eliminate the potential of any conflicting affiliations between PIC and the Company, including with respect to a $150,000 loan by PIC to the Company.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 18, 2012

                                     BIOCUREX, INC.


                                     By:/s/ Ricardo Moro
                                        -------------------------------------
                                        Dr. Ricardo Moro, President


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